UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21727

                     First Trust/FIDAC Mortgage Income Fund
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                       Date of fiscal year end: October 31

                   Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


(FIRST TRUST LOGO)                        (FIDAC LOGO)
                                          FIXED INCOME DISCOUNT ADVISORY COMPANY

                               FIRST TRUST/FIDAC
                              MORTGAGE INCOME FUND

                                   (GRAPHIC)


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2009

TABLE OF CONTENTS

                  FIRST TRUST/FIDAC MORTGAGE INCOME FUND (FMY)
                                  ANNUAL REPORT
                                OCTOBER 31, 2009

Shareholder Letter .......................................   1
At a Glance ..............................................   2
Portfolio Commentary .....................................   3
Portfolio of Investments .................................   6
Statement of Assets and Liabilities ......................  10
Statement of Operations ..................................  11
Statements of Changes in Net Assets ......................  12
Statement of Cash Flows ..................................  13
Financial Highlights .....................................  14
Notes to Financial Statements ............................  15
Report of Independent Registered Public Accounting Firm ..  21
Additional Information ...................................  22
Board of Trustees and Officers ...........................  24
Privacy Policy ...........................................  28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Fixed Income Discount Advisory Company ("FIDAC" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/FIDAC Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by the personnel of FIDAC are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

SHAREHOLDER LETTER

                  FIRST TRUST/FIDAC MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2009

Dear Shareholders:

2009 has been more positive for the U.S. and global markets, easing many of the worries of both economists and investors about the recession that gripped us for eighteen months. Many economists now believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9, 2009 (the statistical end of the bear market) to October 31, 2009, was 51.13%. Of course, no one can predict that this trend will continue, but as we have seen better news across the financial markets, the economy has continued to rise.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust/FIDAC Mortgage Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen
President of First Trust/FIDAC
Mortgage Income Fund

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
AT A GLANCE
AS OF OCTOBER 31, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                     FMY
Common Share Price                                            $     17.91
Common Share Net Asset Value ("NAV")                          $     19.63
Premium (Discount) to NAV                                           (8.76)%
Net Assets Applicable to Common Shares                        $79,462,090
Current Monthly Distribution per Common Share (1)             $     0.110
Current Annualized Distribution per Common Share              $     1.320
Current Distribution Rate on Closing Common Share Price (2)          7.37%
Current Distribution Rate on NAV (2)                                 6.72%

COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                              (PERFORMANCE GRAPH)

           Common
            Share
            Price     NAV
           ------   -----
10/31/08    15.71   18.04
11/7/08     15.74    17.9
11/14/08    16.25   17.84
11/21/08    14.84   17.96
11/28/08    15.65   16.96
12/5/08      16.3   16.36
12/12/08    15.21    16.2
12/19/08    16.22   16.17
12/26/08    16.24   16.35
1/2/09      16.42   16.22
1/9/09      16.46   16.23
1/16/09     16.39   16.25
1/23/09     16.25   16.31
1/30/09     16.27   16.63
2/6/09      16.09   16.46
2/13/09     16.01   16.44
2/20/09     15.48   16.53
2/27/09     15.44   16.52
3/6/09      15.19   16.13
3/13/09     15.54   16.21
3/20/09     15.75   16.12
3/27/09      15.8   16.28
4/3/09      15.71   16.28
4/9/09      15.83   16.39
4/17/09     15.89   16.52
4/24/09     15.89   16.68
5/1/09      15.85    16.8
5/8/09      15.85   16.92
5/15/09     15.78   17.08
5/22/09     15.87   17.31
5/29/09     16.08   17.87
6/5/09      16.18   17.55
6/12/09     16.46   17.87
6/19/09     16.52    17.7
6/26/09     16.48   17.68
7/2/09      16.74   17.67
7/10/09     16.45   17.65
7/17/09     16.82   17.95
7/24/09     16.94   18.24
7/31/09     17.43   18.36
8/7/09      17.16   18.47
8/14/09     17.29   18.75
8/21/09     17.41   18.88
8/28/09     17.47   18.98
9/4/09      17.31   18.96
9/11/09     17.51   19.03
9/18/09     17.53   19.14
9/25/09     17.62   19.16
10/2/09     17.81   19.03
10/9/09     17.85   19.21
10/16/09    17.63   19.59
10/23/09    17.93   19.57
10/31/09    17.91   19.62

PORTFOLIO CHARACTERISTICS

Duration                -2.68
Weighted Average Life    4.64

PERFORMANCE AS OF OCTOBER 31, 2009

                                                           Average Annual
                                                            Total Return
                                        1 Year Ended   Inception (5/25/2005)
                                         10/31/2009        to 10/31/2009
                                        ------------   ---------------------
Fund Performance
NAV (3)                                    18.21%              7.52%
Market Value (4)                           23.91%              4.24%
Index Performance
Barclays Capital MBS Fixed Rate Index      12.26%              6.24%

                      % OF TOTAL
                     FIXED-INCOME
CREDIT QUALITY (5)    INVESTMENTS
------------------   ------------
AAA                      70.3%
AA                        5.6
A                         5.1
BBB                       5.7
BB                        4.7
B                         4.3
CCC                       4.2
CC                        0.1
                        -----
Total                   100.0%
                        =====

                                                     % OF TOTAL
ASSET CLASSIFICATION                                INVESTMENTS
--------------------                                -----------
U.S. Government Agency and Non-Agency
   Collateralized Mortgage Obligations                  59.2%
U.S. Government Agency Mortgage-Backed Securities       40.7
Preferred Securities                                     0.1
                                                       -----
Total                                                  100.0%
                                                       =====

                                                     % OF TOTAL
SECURITY TYPE                                       INVESTMENTS
-------------                                       -----------
Fixed Rate Securities                                   61.9%
Adjustable Rate Securities                              28.2
Interest Only Securities                                 9.9
                                                       -----
Total                                                  100.0%
                                                       =====

(1) Most recent distribution paid or declared through 10/31/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2009. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Fixed Income Discount Advisory Company ("FIDAC") is the sub-advisor to First Trust/FIDAC Mortgage Income Fund (the "Fund"). FIDAC is the wholly-owned registered investment advisor of Annaly Capital Management Inc. ("Annaly"), a publicly-traded real estate investment trust that trades under the New York Stock Exchange ("NYSE") symbol of NLY. The Fund trades under the ticker symbol FMY on the NYSE. Formed in 1994, FIDAC has become one of the leading fixed-income management companies in the world specializing in mortgage-backed securities and interest rate sensitive strategies. As of September 30, 2009, FIDAC had approximately $17.6 billion in gross assets under management.

FIDAC manages numerous investment vehicles that are marketed globally through distributor relationships. Overall, the principal business objective is to generate net income for distribution to investors from the spread between interest income on mortgage-backed securities and the costs of borrowing to finance their acquisition. FIDAC's team of investment professionals has built a successful long-term track record through some of the most challenging fixed-income markets in memory.

                            PORTFOLIO MANAGEMENT TEAM

WELLINGTON J. DENAHAN-NORRIS
VICE CHAIRMAN, CHIEF INVESTMENT OFFICER AND CHIEF OPERATING OFFICER

Ms. Denahan-Norris is the Vice-Chairman of Annaly, Chief Investment Officer and Chief Operating Officer of Annaly and FIDAC. Ms. Denahan-Norris has been with FIDAC since its inception and was one of the original founders of Annaly. She is also responsible for the development of in-house portfolio systems. Prior to joining Annaly and FIDAC, Ms. Denahan-Norris was Vice President at Citadel Funding Corporation and a trader on the mortgage-backed securities desk at Wertheim Schroder and Co., Inc. She has a Bachelor's Degree in Business from Florida State University and attended the New York Institute of Finance for intense mortgage-backed securities studies.

JAMES P. FORTESCUE
MANAGING DIRECTOR, HEAD OF LIABILITIES

Mr. Fortescue started with FIDAC in June of 1995 where he was in charge of finding financing on mortgage-backed and corporate bonds for regional dealers, as well as maintaining a pricing service for a major broker dealer. Mr. Fortescue has been in charge of liability management for Annaly since its inception, and continues to oversee all financing activities for FIDAC. Mr. Fortescue has a Bachelor's Degree in Finance from Siena College.

KRISTOPHER KONRAD
MANAGING DIRECTOR, CO-HEAD OF PORTFOLIO MANAGEMENT

Mr. Konrad is a Managing Director and Co-Head of Portfolio Management of Annaly and FIDAC. He has been with both companies since 1997. Mr. Konrad has a Bachelor's Degree in Business from Ithaca College and attended the New York Institute of Finance for intense mortgage-backed securities studies.

ROSE-MARIE LYGHT
MANAGING DIRECTOR, CO-HEAD OF PORTFOLIO MANAGEMENT

Mrs. Lyght is a Managing Director and Co-Head of Portfolio Management of Annaly and FIDAC. She joined both companies in April 1999. Since that time she has been involved in the asset selection and financing for FIDAC funds and high net worth separate accounts. She has been a Portfolio Manager on FIDAC's offshore funds since December 2000. Mrs. Lyght has a Bachelor's of Science Degree in Finance and a Master's Degree in Business Administration from Villanova University.

ERIC SZABO, CFA, PRM
MANAGING DIRECTOR, CHIEF RISK OFFICER

Mr. Szabo is a Managing Director and the Chief Risk Officer for Annaly and FIDAC. Prior to joining the companies in April 2004, he worked for TimesSquare Capital Management as a Mortgage Analyst and Trader. Mr. Szabo has a Bachelor's Degree from The College of New Jersey and a Master's Degree in Finance from Boston College. Mr. Szabo is a certified Professional Risk Manager as designated by the Professional Risk Managers' International Association, and a CFA charterholder.

MOHIT MARRIA
SENIOR VICE PRESIDENT

Mr. Marria is a Senior Vice President and Portfolio Manager for Annaly and FIDAC. Prior to joining the companies in August 2005, Mr. Marria worked at both AIG and MetLife trading mortgage-backed securities for their general account portfolios. Mr. Marria has a Bachelor's Degree and a Master's Degree in Business Administration from Rutgers University.

NANCY MURTHA
SENIOR VICE PRESIDENT

Mrs. Murtha is a Senior Vice President and Portfolio Manager for Annaly and FIDAC. She joined both companies in October of 2002. From 2000 to 2002, she was a Senior Accountant at Deloitte & Touche LLP where she worked within the Banking and Securities Group. Mrs. Murtha has a Bachelor's Degree in Accounting and Management Information Systems from Manhattan College.

                                   COMMENTARY

FIRST TRUST/FIDAC MORTGAGE INCOME FUND

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of FIDAC, offer an attractive combination of credit quality, yield and maturity. These securities may be issued by government agencies or by private originators or issuers, generally in the form of pass-through certificates, collateralized mortgage obligations, residential mortgage-backed securities or commercial mortgage-backed securities. The Fund may leverage to an aggregate amount of up to 33 1/3% of the Fund's Managed Assets,(1) primarily through the use of repurchase agreements.

MARKET RECAP

Fear of economic "Armageddon" abated quickly in the course of six short months, thanks to unprecedented policy action by the U.S. Government, Treasury Department (the "Treasury"), and the Federal Reserve (the "Fed"). The rally in stocks since the first quarter of 2009 has been impressive. The size of the rally depended on the level of government activity in that asset class. The effects of the Fed's $1.25 trillion Agency Mortgage-Backed Securities ("Agency MBS") purchase program have been mixed. Since the initiation of the program, mortgage rates haven't moved significantly down, which means the effect on borrowers has been negligible. However, the Agency MBS spread to treasuries is significantly tighter than prior to the initiation of the program. The Federal Open Market Committee announced that it "will gradually slow the pace of mortgage-backed securities purchases in order to promote a smooth transition in markets and anticipates that they will be executed by the end of the first quarter of 2010." The U.S. Government's Public-Private Investment Program ("PPIP"), designed to support prices of legacy securities, is already considered a success as prices increased immediately in the weeks following the announcement. Nine investment managers were selected for PPIP, most of whom have started deploying capital, but not at the pace the market had anticipated. Positive technical's (analysis of a security through the study of past market data) should continue to follow Agency and Non-Agency residential mortgage-backed securities through 2009 and into 2010, in our opinion, but there is still uncertainty about market conditions beyond March 2010 at the end of the PPIP program.

Not only have we seen intervention in securities markets, but in the economy as a whole. We're just starting to see the effects of this intervention in the United States' 3rd quarter Gross Domestic Product ("GDP") release. Following the GDP's second quarter loss of -0.7%, the preliminary estimate for 3rd quarter GDP was positive, coming in at a higher than expected 3.5%. The string of four consecutive negative readings, the first such string in the post-World War II era, has been broken. Is this the end of the recession? We won't know officially until the National Bureau of Economic Research says it is--after the fact--but many economists raced to call the end of the worst economic contraction in America since the Great Depression (many economists have said the recession ended on March 9, 2009). We believe the stimulus put in place by the current Administration worked, showing up in the expected areas. Private investment in residential real estate responded to incentives like the $8,000 first-time homebuyer tax credit and added 0.53% to GDP growth. According to S&P/Case-Shiller, home prices have ticked up in the last several months, thanks to these same incentives. "Cash for Clunkers" helped motor vehicle output contribute 1.66% to GDP growth, accounting for nearly half (47%) of all economic growth in the quarter. For context, consider that the average contribution of vehicle output since 1980 has been an addition of 0.09% to average real GDP growth of 2.75%. The market wanted economic growth, and the stimulus provided that growth. However, the point of stimulus spending isn't just one-quarter of growth. The point of the government's economic push is to "prime the pump," to get the economic fires roaring sustainably. In order to call the stimulus efforts a success, we now need the multiplier effect to kick in. Companies that are benefiting from artificial demand need to respond by increasing hours worked and then hiring more workers, creating new jobs and stimulating natural demand for goods and services. Is that happening? In short, it doesn't appear to be yet, as evidenced by the continued rise in unemployment and fall in wages.

FUND PERFORMANCE

For the twelve-month period ended October 31, 2009, the Fund had a total net asset value ("NAV") return(2) of 18.21% and a market value return(3) of 23.91%. As of October 31, 2009, the Fund traded at $17.91, a 8.76% discount to its NAV. The Fund's benchmark, the Barclays Capital MBS Fixed Rate Index, had a return of 12.26% over the same period.

For the twelve-month period ended October 31, 2009, the Fund paid $1.37 in dividends and the Fund's NAV rose 8.9% to $19.63 from $18.03. The Fund's outperformance relative to its benchmark was mostly the result of a dramatic increase in prices on the Non-Agency securities. As mentioned above, the introduction of the PPIP, along with the expansion of the Term Asset-Backed Securities Loan Facility, ("TALF") renewed interest across the sector causing a remarkable tightening of spreads. Also contributing to the outperformance was the Fund's strong income return. Lower financing costs, higher yielding Non-Agency RMBS and strong reinvestment income helped the Fund return more income than would have been expected from a non-leveraged portfolio of only Agency fixed-rate MBS as is represented by the Fund's benchmark.

MARKET AND FUND OUTLOOK

We believe the Fund is positioned well for the current environment but continue to watch prepayments, as refinancing risk remains high and could impact the prices and income earning potential on the interest only securities. Technicals still favor the non-agency sector as a lot of money remains on the sidelines (with PPIP managers, Insurance Companies, Money Managers along with monthly pay-downs). Fundamentals, however, have remained bleak as housing and job markets show limited to no signs of a recovery. We intend to stay prudent and will look for opportunities to add and subtract bonds where we see relative value.

----------
(1) The Fund's Managed Assets are the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus liabilities other than the principal amount of borrowings.

(2) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

(3) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share Price.

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
OCTOBER 31, 2009

  PRINCIPAL                                                                        STATED
    VALUE                            DESCRIPTION                         COUPON   MATURITY       VALUE
------------   -------------------------------------------------------   ------   --------   ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 50.9%
               Federal National Mortgage Association (FNMA)
$  6,233,237      Pool 256182 ........................................     6.00%  03/01/36   $  6,609,515
   8,453,682      Pool 256328 (b) ....................................     6.50%  07/01/36      9,068,031
   5,966,042      Pool 831145 (b) ....................................     6.00%  12/01/35      6,366,275
   6,105,243      Pool 843971 (b) ....................................     6.00%  11/01/35      6,514,814
   4,115,813      Pool 872303 (b) ....................................     6.00%  05/01/36      4,385,492
   7,115,787      Pool 880203 ........................................     6.00%  02/01/36      7,543,117
                                                                                             ------------
               TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
                  (Cost $37,990,603) .................................                         40,487,244
                                                                                             ------------
U.S. GOVERNMENT AGENCY AND NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS - 74.0%
               Banc of America Funding Corp.
   1,245,128      Series 2005-F, Class 4A1 (c) .......................     5.30%  09/20/35        925,178
               Banc of America Mortgage Securities
     117,172      Series 2002-L, Class 1A1 (c) .......................     4.79%  12/25/32         83,972
     266,005      Series 2004-K, Class 4A1 (c) .......................     5.21%  12/25/34        235,320
   3,813,326      Series 2007-3, Class 2A3 ...........................     7.00%  09/25/37      2,259,591
               Chase Mortgage Finance Corp.
   1,314,370      Series 2007-A3, Class 3A1 (c) ......................     5.96%  12/25/37      1,081,376
               Countrywide Alternative Loan Trust
     906,599      Series 2004-14T2, Class A6 .........................     5.50%  08/25/34        841,562
     806,136      Series 2004-1T1, Class A1 ..........................     5.00%  02/25/34        783,934
   2,210,075      Series 2005-J1, Class 2A1 ..........................     5.50%  02/25/25      1,996,926
               Countrywide Home Loans
     445,843      Series 2004-HYB1, Class 2A (c) .....................     4.35%  05/20/34        361,375
     239,315      Series 2005-20, Class A7 ...........................     5.25%  10/25/35        194,252
   2,567,646      Series 2005-J4, Class A4 ...........................     5.50%  11/25/35      2,091,318
               Federal Home Loan Mortgage Corp.
   4,377,998      Series 2676,  Class IK, IO .........................     5.00%  02/15/20        181,295
     182,256      Series 2716,  Class CI, IO .........................     5.00%  05/15/19          5,457
   2,148,963      Series 2737,  Class IG, IO .........................     5.00%  08/15/27         67,616
  10,483,756      Series 2807,  Class SB, IO (d) .....................     7.21%  11/15/33      1,524,186
   1,952,011      Series 2852,  Class VI, IO .........................     5.00%  06/15/24         23,384
   4,644,388      Series 2870,  Class JI, IO .........................     5.00%  10/15/27        218,658
     792,000      Series 2888,  Class OI, IO .........................     5.00%  01/15/27         40,735
   1,774,808      Series 2921,  Class IQ, IO .........................     5.00%  01/15/29        140,840
     989,216      Series 2938,  Class PI, IO .........................     5.00%  11/15/28         62,555
     236,820      Series 2943,  Class JI, IO .........................     5.00%  01/15/24          1,130
     637,419      Series 2961,  Class IP, IO .........................     5.50%  07/15/28         26,225
   2,875,376      Series 2964,  Class IA, IO .........................     5.50%  02/15/26         67,600
   1,133,348      Series 3000,  Class SU (d) .........................    22.38%  04/15/35      1,200,383
   1,076,496      Series 3069,  Class LI, IO .........................     5.50%  08/15/32         94,443
     421,561      Series 3107,  Class ST (d) .........................    43.85%  02/15/31        460,450
     299,738      Series 3171,  Class CS (d) .........................    37.83%  06/15/36        336,702
     835,064      Series 3195,  Class SX (d) .........................    44.56%  07/15/36      1,170,685

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2009

  PRINCIPAL                                                                        STATED
    VALUE                            DESCRIPTION                         COUPON   MATURITY       VALUE
------------   -------------------------------------------------------   ------   --------   ------------
U.S. GOVERNMENT AGENCY AND NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS - (CONTINUED)
               Federal Home Loan Mortgage Corp., STRIP
$ 21,520,548      Series 227, Class IO, IO.............................    5.00%  12/01/34   $  4,442,758
   7,993,981      Series 232, Class IO, IO.............................    5.00%  08/01/35      1,578,045
               Federal National Mortgage Association
   3,501,492      Series 2005-122, Class SN (d)........................   27.63%  01/25/36      4,074,883
     942,622      Series 2005-39, Class BI, IO.........................    5.00%  06/25/28         49,197
     613,039      Series 2005-91, Class SH (d).........................   22.94%  05/25/33        725,491
               Federal National Mortgage Association, STRIP
   8,200,592      Series 360, Class 2, IO..............................    5.00%  08/01/35      1,612,642
               First Horizon Mortgage Trust
   3,009,000      Series 2005-8, Class 1A5.............................    5.75%  02/25/36      2,715,423
               GMAC Mortgage Corporation Loan Trust
     451,450      Series 2004-AR1, Class 22A (c).......................    4.61%  06/25/34        401,880
               Government National Mortgage Association
   4,050,123      Series 2009-65, Class NJ, IO.........................    5.50%  07/20/39        630,526
               GSR Mortgage Loan Trust
   1,434,795      Series 2004-5, Class 3A2 (c).........................    4.68%  05/25/34      1,413,451
     369,130      Series 2005-AR2, Class 5A1 (c).......................    3.66%  04/25/35        325,228
   4,960,640      Series 2007-1F, Class 3A10, IO.......................    6.00%  01/25/37        616,922
               Harborview Mortgage Loan Trust
     371,291      Series 2004-1, Class 2A (c)..........................    3.74%  04/19/34        325,013
               JP Morgan Re-REMIC
   4,662,428      Series 2009-7, Class 12A1 (c) (e)....................    6.25%  01/27/37      4,534,211
               Merrill Lynch Mortgage Investors Trust
   2,128,343      Series 2005-A7, Class 2A1 (c)........................    5.37%  09/25/35      1,808,796
               Morgan Stanley Mortgage Loan Trust
     323,079      Series 2004-7AR, Class 2A6 (c).......................    3.50%  09/25/34        297,192
               Residential Accredit Loans, Inc.
     191,478      Series 2002-QS18, Class A1...........................    5.50%  12/25/17        194,006
               Sequoia Mortgage Trust
   4,144,946      Series 2007-1, Class 2A1 (c).........................    5.75%  02/20/47      3,368,786
               Wachovia Mortgage Loan Trust, LLC
   1,855,962      Series 2006-A, Class 3A1 (c).........................    5.24%  05/20/36      1,582,890
               Washington Mutual Msc Mortgage Pass-Through
   1,319,127      Series 2004-RA1, Class 2A............................    7.00%  03/25/34      1,295,598
               Wells Fargo Mortgage Backed Securities Trust
     952,487      Series 2005-AR16, Class 1A1 (c)......................    3.66%  10/25/35        918,024
   4,194,658      Series 2006-9, Class 1A32............................    6.00%  08/25/36      2,698,585
     855,218      Series 2006-AR10, Class 5A2 (c)......................    5.59%  07/25/36        798,319
   3,181,942      Series 2007-16, Class 1A1............................    6.00%  12/28/37      3,001,284
   3,069,410      Series 2007-8, Class 2A7.............................    6.00%  07/25/37      2,911,838
                                                                                             ------------
               TOTAL U.S. GOVERNMENT AGENCY AND NON-AGENCY
                  COLLATERALIZED MORTGAGE OBLIGATIONS
                  (Cost $54,295,423)...................................                        58,798,136
                                                                                             ------------

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2009

   SHARES                            DESCRIPTION                                                 VALUE
------------   -------------------------------------------------------                       ------------
PREFERRED SECURITIES - 0.1%
      20,000   Fannie Mae, 8.25% (f)..................................                       $     23,000
      40,000   Freddie Mac, Series Z, 8.38% (f).......................                             44,000
                                                                                             ------------
               TOTAL PREFERRED SECURITIES
                  (Cost $1,500,000)...................................                             67,000
                                                                                             ------------
               TOTAL INVESTMENTS - 125.0%
                  (Cost $93,786,026) (g)..............................                         99,352,380
                                                                                             ------------

 PRINCIPAL
   VALUE                             DESCRIPTION
------------   -------------------------------------------------------
REVERSE REPURCHASE AGREEMENT - (31.6%)
$(25,118,000)  With UBS Securities 0.15% dated 10/30/09, to be
                  repurchased at $25,118,314 on 11/02/09..............                        (25,118,000)
               NET OTHER ASSETS AND LIABILITIES - 6.6%................                          5,227,710
                                                                                             ------------
               NET ASSETS - 100.0%....................................                       $ 79,462,090
                                                                                             ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security or a portion of this security is segregated as collateral for the reverse repurchase agreement.

(c) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2009.

(d) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at October 31, 2009.

(e) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. This security was acquired on September 9, 2009. It has a current carrying cost of $4,444,144 and has a carrying value per share of $0.97 and represents 5.71% of net assets.

(f) The U.S. Government took control over this company in September 2008, and it has since suspended its dividend.

(g) Aggregate cost for federal income tax purposes is $96,882,734. As of October 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,093,403 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,623,757.

IO Interest Only - represents the interest only portion of a mortgage-backed security, which allows the holder to receive interest only payments on the amount of notional principal outstanding.

STRIP Separate Trading of Registered Interest and Principal of Securities -
      Stripped Mortgage-Backed Securities are created by separating the interest payments from the principal payments of underlying mortgage securities to create new interest only (IO) and principal only (PO) zero coupon securities.

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2009

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                  LEVEL 2        LEVEL 3
                                                       TOTAL MARKET   LEVEL 1   SIGNIFICANT    SIGNIFICANT
                                                         VALUE AT      QUOTED    OBSERVABLE   UNOBSERVABLE
VALUATION INPUTS                                        10/31/2009     PRICES      INPUTS        INPUTS
----------------                                       ------------   -------   -----------   ------------
U.S. Government Agency Mortgage-Backed Securities ..    $40,487,244   $    --   $40,487,244        $--
U.S. Government Agency and Non-Agency
   Collateralized Mortgage Obligations .............     58,798,136        --    58,798,136         --
Preferred Securities ...............................         67,000    67,000            --         --
                                                        -----------   -------   -----------        ---
TOTAL INVESTMENTS ..................................    $99,352,380   $67,000   $99,285,380        $--
                                                        ===========   =======   ===========        ===

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2009

ASSETS:
Investments, at value
   (Cost $93,786,026) .......................................   $ 99,352,380
Cash ........................................................      4,764,213
Prepaid expenses ............................................         10,308
Interest receivable .........................................        812,664
                                                                ------------
   Total Assets .............................................    104,939,565
                                                                ------------
LIABILITIES:
Reverse repurchase agreements ...............................     25,118,000
Payables:
   Interest on reverse repurchase agreements ................        179,010
   Investment advisory fees .................................         87,889
   Audit and tax fees .......................................         50,211
   Printing fees ............................................         16,498
   Administrative fees ......................................          8,378
   Legal fees ...............................................          7,015
   Trustees' fees and expenses ..............................          3,460
   Transfer agent fees ......................................          2,421
   Custodian fees ...........................................          1,958
Accrued expenses ............................................          2,635
                                                                ------------
   Total Liabilities ........................................     25,477,475
                                                                ------------
NET ASSETS ..................................................   $ 79,462,090
                                                                ============
NET ASSETS CONSIST OF:
Paid-in capital .............................................   $ 76,922,708
Par value ...................................................         40,490
Net unrealized appreciation (depreciation) on investments ...      5,566,354
Accumulated net investment income (loss) ....................      1,237,794
Accumulated net realized gain (loss) on investments .........     (4,305,256)
                                                                ------------
NET ASSETS ..................................................   $ 79,462,090
                                                                ============
NET ASSET VALUE, per Common Share outstanding
   (par value $0.01 per Common Share) .......................   $      19.63
                                                                ============
Number of Common Shares outstanding
   (unlimited number of Common Shares has been authorized) ..      4,048,993
                                                                ============

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

INVESTMENT INCOME:
Interest .........................................................   $ 7,823,930
                                                                     -----------
   Total investment income .......................................     7,823,930
                                                                     -----------
EXPENSES:
Investment advisory fees .........................................       917,417
Excise tax expense ...............................................       105,778
Administrative fees ..............................................       100,042
Interest expense on reverse repurchase agreements ................        60,672
Legal fees .......................................................        53,137
Audit and tax fees ...............................................        52,725
Trustees' fees and expenses ......................................        39,716
Printing fees ....................................................        38,278
Transfer agent fees ..............................................        31,248
Custodian fees ...................................................        12,026
Other ............................................................        53,834
                                                                     -----------
   Total expenses ................................................     1,464,873
                                                                     -----------
NET INVESTMENT INCOME ............................................     6,359,057
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments ..........................    (1,849,267)
Net change in unrealized appreciation
   (depreciation) on investments .................................     7,481,465
                                                                     -----------
Net realized and unrealized gain (loss) on investments ...........     5,632,198
                                                                     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..   $11,991,255
                                                                     ===========

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED    YEAR ENDED
                                                                      10/31/2009    10/31/2008
                                                                     -----------   -----------
OPERATIONS:
Net investment income (loss) .....................................   $ 6,359,057   $ 6,006,542
Net realized gain (loss) .........................................    (1,849,267)           --
Net change in unrealized appreciation (depreciation) .............     7,481,465    (4,027,883)
                                                                     -----------   -----------
Net increase (decrease) in net assets resulting from operations ..    11,991,255     1,978,659
                                                                     -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................................    (5,545,693)   (4,510,438)
                                                                     -----------   -----------
Total distributions to shareholders ..............................    (5,545,693)   (4,510,438)
                                                                     -----------   -----------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested ...........................        60,901            --
                                                                     -----------   -----------
Net increase (decrease) in net assets resulting from capital
   transactions ..................................................        60,901            --
                                                                     -----------   -----------
Total increase (decrease) in net assets ..........................     6,506,463    (2,531,779)
NET ASSETS:
Beginning of period ..............................................    72,955,627    75,487,406
                                                                     -----------   -----------
End of period ....................................................   $79,462,090   $72,955,627
                                                                     ===========   ===========
Accumulated net investment income (loss) at end of period ........   $ 1,237,794   $ 1,678,984
                                                                     ===========   ===========
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .............................     4,045,236     4,045,236
Common Shares issued as reinvestment under the Dividend
   Reinvestment Plan .............................................         3,757            --
                                                                     -----------   -----------
Common Shares at end of period ...................................     4,048,993     4,045,236
                                                                     ===========   ===========

                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations .....   $    11,991,255
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments .........................................       (41,893,398)
   Sales of investments .............................................        35,048,326
   Net amortization/accretion of premium/discount on investments ....         5,156,886
   Realized gain/loss on investments ................................         1,849,267
   Net change in unrealized appreciation/depreciation on
      investments ...................................................        (7,481,465)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in interest receivable ..................................            16,831
   Decrease in dividends receivable .................................               179
   Increase in prepaid expenses .....................................            (1,978)
   Decrease in interest payable on reverse repurchase agreements ....           (42,346)
   Increase in investment advisory fees payable .....................             8,580
   Decrease in audit and tax fees payable ...........................            (5,227)
   Decrease in legal fees payable ...................................              (713)
   Increase in printing fees payable ................................               134
   Increase in administrative fees payable ..........................                40
   Decrease in custodian fees payable ...............................               (92)
   Decrease in transfer agent fees payable ..........................            (2,975)
   Increase in Trustees' fees and expenses payable ..................               534
   Decrease in accrued expenses and other liabilities ...............           (10,197)
                                                                        ---------------
CASH PROVIDED BY OPERATING ACTIVITIES ...............................                     $     4,633,641
                                                                                          ---------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
   Proceeds from Common Shares reinvested ...........................            60,901
   Distributions to Common Shareholders from net investment income ..        (5,545,693)
   Maturities of reverse repurchase agreements ......................    (5,264,819,000)
   Sales of reverse repurchase agreements ...........................     5,269,222,000
                                                                        ---------------
CASH USED BY FINANCING ACTIVITIES ...................................                          (1,081,792)
                                                                                          ---------------
Increase in cash ....................................................                           3,551,849
Cash at beginning of period .........................................                           1,212,364
                                                                                          ---------------
Cash at end of period ...............................................                     $     4,764,213
                                                                                          ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest ............................                     $       103,018
                                                                                          ===============


                        See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR         YEAR         YEAR         YEAR         PERIOD
                                                     ENDED        ENDED        ENDED        ENDED         ENDED
                                                  10/31/2009   10/31/2008   10/31/2007   10/31/2006   10/31/2005(a)
                                                  ----------   ----------   ----------   ----------   -------------
Net asset value, beginning of period ..........    $ 18.03      $ 18.66      $ 18.41      $ 19.02       $19.10(b)
                                                   -------      -------      -------      -------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................       1.57         1.49         1.04         1.03         0.36
Net realized and unrealized gain (loss) .......       1.40        (1.00)        0.23        (0.58)       (0.09)
                                                   -------      -------      -------      -------       ------
Total from investment operations ..............       2.97         0.49         1.27         0.45         0.27
                                                   -------      -------      -------      -------       ------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .........................      (1.37)       (1.12)       (1.02)       (1.06)       (0.31)
                                                   -------      -------      -------      -------       ------
Total from distributions ......................      (1.37)       (1.12)       (1.02)       (1.06)       (0.31)
                                                   -------      -------      -------      -------       ------
Common Shares offering costs charged to
   paid-in capital ............................         --           --           --           --        (0.04)
                                                   -------      -------      -------      -------       ------
Net asset value, end of period ................    $ 19.63      $ 18.03      $ 18.66      $ 18.41       $19.02
                                                   =======      =======      =======      =======       ======
Market value, end of period ...................    $ 17.91      $ 15.71      $ 16.32      $ 16.58       $16.40
                                                   =======      =======      =======      =======       ======
TOTAL RETURN BASED ON NET ASSET VALUE (c)
(d) ...........................................      18.21%        3.38%        7.80%        3.30%        1.37%
                                                   =======      =======      =======      =======       ======
TOTAL RETURN BASED ON MARKET VALUE (d) (e) ....      23.91%        2.94%        4.69%        7.89%      (16.53)%
                                                   =======      =======      =======      =======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Net assets, end of period (in 000's) ..........    $79,462      $72,956      $75,487      $74,458        $76,925
Ratio of total expenses to average net
   assets .....................................       2.07%        2.69%        3.24%        3.10%       2.48%(f)
Ratio of net expenses to average net assets ...       2.07%        2.69%        3.24%        3.06%       2.28%(f)
Ratio of net expenses to average net assets
   excluding interest expense .................       1.99%        1.83%        1.71%        1.69%       1.62%(f)
Ratio of net investment income to average
   net assets .................................       9.01%        7.93%        5.70%        5.55%       4.30%(f)
Portfolio turnover rate .......................         39%          10%          22%          76%         14%

----------
(a) Initial seed date of May 17, 2005. The Fund commenced operations on May 25, 2005.

(b)  Net of sales load of $0.90 per share on initial shares issued.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d)  Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(f)  Annualized.


                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2009

                               1. FUND DESCRIPTION

First Trust/FIDAC Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing in mortgage-backed securities that, in the opinion of Fixed Income Discount Advisory Company ("FIDAC" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to valuation procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price on the business day as of which such value is being determined or, if no sales are reported on such day (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. The Fund values mortgage-backed securities ("MBS") and other debt securities not traded in an organized market on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities and various relationships between securities and yield to maturity in determining value.

Debt securities having a remaining maturity of less than sixty days when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     - Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2009

     - Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

          -    Quoted prices for similar securities in active markets.

          - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

          - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

          - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of October 31, 2009 is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At October 31, 2009, the Fund had no when-issued or delayed-delivery purchase commitments.

C. REVERSE REPURCHASE AGREEMENTS:

The Fund utilizes leverage through the use of reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund pledges its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and will correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Information for the year ended October 31, 2009:

Maximum amount outstanding during the year ..............   $25,118,000
Average amount outstanding during the year* .............   $21,162,310
Average monthly shares outstanding during the year ......     4,048,211
Average debt per share outstanding during the year ......   $      5.23

* The average amount outstanding during the year was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2009.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2009

During the year ended October 31, 2009, interest rates ranged from 0.10% to 0.70%, with a weighted average interest rate of 0.28%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $60,672.

D. INVERSE FLOATING-RATE INSTRUMENTS:

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio. These investments are identified on the Portfolio of Investments.

E. STRIPPED MORTGAGE-BACKED SECURITIES:

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest only or IO security, and all of the principal is distributed to holders of another type of security, known as a principal only or PO security. These investments, if held in the Fund, are identified on the Portfolio of Investments.

F. INTEREST ONLY SECURITIES:

An interest only security is the interest only portion of an MBS that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO security. IOs are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO security will rise. These investments are identified on the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended October 31, 2009, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $1,254,554, an increase in accumulated net realized gain (loss) on investments by $1,360,332 and a decrease to paid-in capital of $105,778. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 was as follows:

                                    2009          2008
                                 ----------   -----------
Distributions paid from:
Ordinary Income ..............   $5,545,693    $4,510,438

As of October 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income...............  $ 4,334,502
Net Unrealized Appreciation (Depreciation)..    2,469,646
Accumulated Capital and other losses........   (4,305,256)

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2009

H. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2008, 2007 and 2006 remain open to federal and state audit. As of October 31, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of loss and offset any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $4,305,256, with $3,756,953 and $548,303 expiring on October 31, 2014 and October 31, 2017, respectively. During the fiscal year ended October 31, 2009, the Fund did not utilize any of its capital loss carryforward.

I. EXPENSES:

The Fund pays all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus liabilities other than the principal amount of borrowings).

FIDAC serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009 before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation for serving in such capacities.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2009

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2009 were $6,504,499 and $35,388,899, respectively. The proceeds from sales of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2009 were $15,935,379 and $19,112,947, respectively.

                             5. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit or stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign Governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. Government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which may have a further impact on the financial and credit markets. Many of the recently enacted or proposed Government measures are far-reaching and without historical precedent. Furthermore, the U.S. Government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets.

SUBORDINATED DEBT RISK: The Fund may invest a portion of its Managed Assets in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the Fund is forced to invest prepayments it receives in lower yielding securities.

Moreover, the Fund may also acquire MBS that are less affected by prepayments. While the Fund will seek to minimize prepayment risk to the extent practical, the Fund must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

INTEREST RATE RISK: The Fund may also invest in MBS which are Stripped Mortgage-Backed Securities, interest-only ("IO") securities and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2009

LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund leverages its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through December 23, 2009, the date the financial statements were issued, and has determined that there were the following subsequent events:

On October 20, 2009, the Fund declared a dividend of $0.11 per share to Common Shareholders of record November 4, 2009, payable November 16, 2009.

On November 20, 2009, the Fund declared a dividend of $0.11 per share to Common Shareholders of record December 3, 2009, payable December 11, 2009.

On December 21, 2009, the Fund declared dividends totaling $0.23 per share to Common Shareholders of record December 31, 2009, payable January 15, 2010. Of this amount, $0.12 per share represents the Fund's regular monthly dividend and $0.11 per share represents a special distribution.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/FIDAC MORTGAGE INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/FIDAC Mortgage Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/FIDAC Mortgage Income Fund as of October 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

(DELOITTE & TOUCHE LLP)
Chicago, Illinois
December 23, 2009

ADDITIONAL INFORMATION

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710 in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2009, none qualifies for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 16, 2009, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund, was held on April 16, 2009. At the Annual Meeting, Independent Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust/FIDAC Mortgage Income Fund for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of both Dr. Erickson and Mr. Kadlec was 3,526,422, the number of votes against was 44,491 and the number of abstentions was 478,080. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

BOARD OF TRUSTEES AND OFFICERS

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2009 (UNAUDITED)

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS IN                OTHER
                                                                                      THE FIRST TRUST          TRUSTEESHIPS OR
NAME, ADDRESS, DATE OF BIRTH      TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS        FUND COMPLEX             DIRECTORSHIPS
   AND POSITION WITH THE FUND    LENGTH OF SERVICE(1)      DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
-----------------------------   ---------------------   -------------------------   -------------------   -------------------------
                                                        INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee    -  Three Year Term      Physician; President,                61           None
c/o First Trust Advisors L.P.   -  Since Fund           Wheaton Orthopedics;
120 E. Liberty Drive,              Inception            Co-owner and Co-
Suite 400                                               Director (January 1996 to
Wheaton, IL 60187                                       May 2007), Sports Med
D.O.B.: 04/51                                           Center for Fitness;
                                                        Limited Partner,
                                                        Gundersen Real Estate
                                                        Partnership; Limited
                                                        Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee       -  Three Year Term      Senior Vice President and            61           Director of ADM
c/o First Trust Advisors L.P.   -  Since Fund           Chief Financial Officer                           Investor Services, Inc.
120 E. Liberty Drive,              Inception            (May 2007 to Present),                            and ADM Investor
Suite 400                                               Vice President and Chief                          Services International
Wheaton, IL 60187                                       Financial Officer (1990
D.O.B.: 11/57                                           to May 2007), ADM
                                                        Investor Services, Inc.
                                                        (Futures Commission
                                                        Merchant)

Robert F. Keith, Trustee         - Three Year Term      President (2003 to                   61           None
c/o First Trust Advisors L.P.    - Since June 2006      Present), Hibs
120 E. Liberty Drive,                                   Enterprises (Financial
Suite 400                                               and Management
Wheaton, IL 60187                                       Consulting)
D.O.B.: 11/56

----------
1 Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2009 (UNAUDITED)

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS IN                OTHER
                                                                                      THE FIRST TRUST          TRUSTEESHIPS OR
NAME, ADDRESS, DATE OF BIRTH      TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS        FUND COMPLEX             DIRECTORSHIPS
   AND POSITION WITH THE FUND    LENGTH OF SERVICE(1)      DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
-----------------------------   ---------------------   -------------------------   -------------------   -------------------------

                                                 INDEPENDENT TRUSTEES - (CONTINUED)

Niel B. Nielson, Trustee        -  Three Year Term      President (June 2002 to              61           Director of Covenant
c/o First Trust Advisors L.P.   -  Since Fund           Present), Covenant                                Transport Inc.
120 E. Liberty Drive,              Inception            College
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

                                                         INTERESTED TRUSTEE

James A. Bowen(2), Trustee,     -  Three Year Trustee   President, First Trust               61           Trustee of Wheaton
President, Chairman of the         Term and             Advisors L.P. and First                           College
Board and CEO                      Indefinite Officer   Trust Portfolios L.P.;
120 E. Liberty Drive,              Term                 Chairman of the Board of
Suite 400                       -  Since Fund           Directors, BondWave
Wheaton, IL 60187                  Inception            LLC (Software
D.O.B.: 09/55                                           Development
                                                        Company/Investment
                                                        Advisor) and Stonebridge
                                                        Advisors LLC
                                                        (Investment Advisor)


                                                                                            PRINCIPAL
     NAME, ADDRESS              POSITION AND OFFICES       TERM OF OFFICE AND          OCCUPATIONS DURING
   AND DATE OF BIRTH                  WITH FUND             LENGTH OF SERVICE             PAST 5 YEARS
-----------------------------    --------------------   -------------------------   --------------------------
                                        OFFICERS WHO ARE NOT TRUSTEES(3)

Mark R. Bradley                 Treasurer, Controller,  -  Indefinite Term          Chief Financial Officer,
120 E. Liberty Drive,           Chief Financial                                     First Trust Advisors L.P.
Suite 400                       Officer and Chief       -  Since Fund Inception     and First Trust Portfolios
Wheaton, IL 60187               Accounting Officer                                  L.P.; Chief Financial
D.O.B.: 11/57                                                                       Officer, BondWave LLC
                                                                                    (Software Development
                                                                                    Company/Investment
                                                                                    Advisor) and Stonebridge
                                                                                    Advisors LLC (Investment
                                                                                    Advisor)

----------
1 Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

2 Mr Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

3 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2009 (UNAUDITED)

                                                                                            PRINCIPAL
     NAME, ADDRESS              POSITION AND OFFICES       TERM OF OFFICE AND          OCCUPATIONS DURING
   AND DATE OF BIRTH                  WITH FUND             LENGTH OF SERVICE             PAST 5 YEARS
-----------------------------    --------------------   -------------------------   --------------------------
                                OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)

Erin E. Chapman                 Assistant Secretary     - Indefinite Term           Assistant General Counsel
120 E. Liberty Drive,                                   - Since June 2009           (October 2007 to Present),
Suite 400                                                                           Associate Counsel (March
Wheaton, IL 60187                                                                   2006 to October 2007),
D.O.B.: 08/76                                                                       First Trust Advisors L.P.
                                                                                    and First Trust Portfolios
                                                                                    L.P.; Associate Attorney
                                                                                    (November 2003 to March
                                                                                    2006), Doyle & Bolotin,
                                                                                    Ltd.

James M. Dykas                  Assistant Treasurer     - Indefinite Term           Senior Vice President
120 E. Liberty Drive,                                   - Since Fund Inception      (April 2007 to Present),
Suite 400                                                                           Vice President (January
Wheaton, IL 60187                                                                   2005 to April 2007), First
D.O.B.: 01/66                                                                       Trust Advisors L.P. and
                                                                                    First Trust Portfolios
                                                                                    L.P.; Executive Director
                                                                                    (December 2002 to January
                                                                                    2005), Vice President
                                                                                    (December 2000 to December
                                                                                    2002), Van Kampen Asset
                                                                                    Management and Morgan
                                                                                    Stanley Investment
                                                                                    Management

Christopher R. Fallow           Assistant Vice          - Indefinite Term           Assistant Vice President
120 E. Liberty Drive,           President               - Since Fund Inception      (August 2006 to Present),
Suite 400                                                                           Associate (January 2005 to
Wheaton, IL 60187                                                                   August 2006), First Trust
D.O.B.: 04/79                                                                       Advisors L.P. and First
                                                                                    Trust Portfolios L.P.;
                                                                                    Municipal Bond Trader
                                                                                    (July 2001 to January
                                                                                    2005), BondWave LLC
                                                                                    (Software Development
                                                                                    Company/Investment
                                                                                    Advisor)

W. Scott Jardine                Secretary and Chief     - Indefinite Term           General Counsel, First
120 E. Liberty Drive,           Compliance Officer      - Since Fund Inception      Trust Advisors L.P. and
Suite 400                                                                           First Trust Portfolios
Wheaton, IL 60187                                                                   L.P.; Secretary, BondWave
D.O.B.: 05/60                                                                       LLC (Software Development
                                                                                    Company/Investment
                                                                                    Advisor) and Stonebridge
                                                                                    Advisors LLC (Investment
                                                                                    Advisor)

----------
3 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2009 (UNAUDITED)

                                                                                            PRINCIPAL
     NAME, ADDRESS              POSITION AND OFFICES       TERM OF OFFICE AND          OCCUPATIONS DURING
   AND DATE OF BIRTH                  WITH FUND             LENGTH OF SERVICE             PAST 5 YEARS
-----------------------------    --------------------   -------------------------   --------------------------
                                OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)

Daniel J. Lindquist             Vice President          - Indefinite Term           Senior Vice President
120 E. Liberty Drive,                                   - Since Fund Inception      (September 2005 to
Suite 400                                                                           Present), Vice President
Wheaton, IL 60187                                                                   (April 2004 to September
D.O.B.: 02/70                                                                       2005), First Trust
                                                                                    Advisors L.P. and First
                                                                                    Trust Portfolios L.P.

Coleen D. Lynch                 Assistant Vice          - Indefinite Term           Assistant Vice President
120 E. Liberty Drive,           President               - Since July 2008           (January 2008 to Present),
Suite 400                                                                           First Trust Advisors L.P.
Wheaton, IL 60187                                                                   and First Trust Portfolios
D.O.B.: 07/58                                                                       L.P.; Vice President (May
                                                                                    1998 to January 2008), Van
                                                                                    Kampen Asset Management
                                                                                    and Morgan Stanley
                                                                                    Investment Management

Kristi A. Maher                 Assistant Secretary     - Indefinite Term           Deputy General Counsel
120 E. Liberty Drive,           and Deputy              - Assistant Secretary       (May 2007 to Present),
Suite 400                       Compliance Officer        since Fund Inception      Assistant General Counsel
Wheaton, IL 60187                                       - Deputy Chief Compliance   (March 2004 to May 2007),
D.O.B.: 12/66                                             Officer since November    First Trust Advisors L.P.
                                                          2009                      and First Trust Portfolios
                                                                                    L.P.

----------
3 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2009 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

- Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

-    Information about your transactions with us, our affiliates or others;

-    Information we receive from your inquiries by mail, e-mail or telephone;
     and

- Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

- In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

- We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Fixed Income Discount Advisory Company
1211 Avenue of the Americas, Suite 2902
New York, NY 10036

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to Item 12(a)(1).

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $41,000 for the fiscal year ended October 31, 2008 and $45,000 for the fiscal year ended October 31, 2009.

     (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2009.

          AUDIT-RELATED FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2009.

     (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 for the fiscal year ended October 31, 2008 and $5,200 for the fiscal year ended October 31, 2009. These fees were for tax return preparation.

          TAX FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2009.

     (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2009.

          ALL OTHER FEES (INVESTMENT ADVISER) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

          The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                    (b)  0%

                    (c)  0%

                    (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2008 were $5,000 for the Registrant and $12,143 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2009 were $36,000 the Registrant and $5,200 for the Registrant's investment adviser.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                           FIRST TRUST ADVISORS L.P.
                            PROXY VOTING GUIDELINES

     First Trust Advisors L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for separate managed accounts, ERISA accounts and open- and closed-end investment companies (the "CLIENTS"). As part of these services, the Adviser may have responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser has adopted the following policies and procedures:

     1. It is the Adviser's policy to seek and to ensure that proxies are voted on securities in a Client's account consistently and solely in the best economic interests of the Client.

     2. The Adviser shall be responsible for the oversight of Client proxy voting processes and shall assign a senior member of its staff to be responsible for this oversight.

     3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by Clients. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

     4. The Adviser shall review the ISS recommendations and generally will vote proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the Client. In addition, whenever a conflict of interest arises between ISS and a company subject to a proxy vote, the Adviser will vote the proxy without using the analyses of ISS and will consider the recommendation of the company and what the Adviser believes to be in the best interests of the Client. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Client with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest. With respect to open- and closed-end funds and variable annuity sub-accounts, if there is a conflict of interest between fund shareholders and FTA, the fund's principal underwriter, or sub-adviser, if applicable, FTA will vote the proxy based on the recommendations of ISS to avoid such conflict of interest.

     5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's Clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

     6. If a Client requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Client that it is not able to follow the Client's request.

     7. FTA will monitor changes to the ISS guidelines to determine that such guidelines continue to result in a voting policy that is in the best interests of Clients.

     8. In certain circumstances, where FTA has determined that it is consistent with the Client's best interest, FTA will not take steps to ensure that proxies are voted on securities in the Client's accounts. The following are circumstances where this may occur:

          (a) LIMITED VALUE. Proxies will not be required to be voted on securities in a Client's account if the value of the Client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the Client's account.

          (b) SECURITIES LENDING PROGRAM. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, FTA will not take steps to see that loaned securities are voted. However, where FTA determines that a proxy vote, or other shareholder action, is materially important to the Client's account, FTA will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

          (c) UNJUSTIFIABLE COSTS. In certain circumstances, after doing a cost-benefit analysis, FTA may choose not to vote where the cost of voting a Client's proxy would exceed any anticipated benefits to the Client of the proxy proposal (E.G. foreign securities).

     9. For certain open- or closed-end funds relying on Section 12(d)(1)(F) of the 1940 Act, FTA will vote on proxies of securities of investment companies held by such funds in the same proportion as all other holders of such securities (I.E. mirror or echo voting) to the extent possible.

Adopted: September 15, 2003
Amended: December 10, 2007
Amended: September 21, 2009



                  U.S. Proxy Voting Guidelines Concise Summary
                       (Digest of Selected Key Guidelines)

                                January 15, 2009

1. Operational Items:

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

     - Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     -    The tenure of the audit firm;

     -    The length of rotation specified in the proposal;

     -    Any significant audit-related issues at the company;

     -    The number of Audit Committee meetings held each year;

     -    The number of financial experts serving on the committee; and

     - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

VOTING ON DIRECTOR(1) NOMINEES IN UNCONTESTED ELECTIONS

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(2) from individual directors who:

----------
(1) RiskMetrics' classification of directors can be found in U.S. PROXY VOTING GUIDELINES SUMMARY.

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RISKMETRICS Group                                            www.riskmetrics.com

     - Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

          -    Degree to which absences were due to an unavoidable conflict;

          -    Pattern of absenteeism; and

          - Other extraordinary circumstances underlying the director's absence;

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

     - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

     - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable;

     - The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

----------
(2) In general, companies with a plurality vote standard use "Withhold" as the valid opposition vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

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RISKMETRICS Group                                            www.riskmetrics.com

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     -    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     -    The non-audit fees paid to the auditor are excessive;

     - The company receives an adverse opinion on the company's financial statements from its auditor; or

     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has backdated options (see "Options Backdating" policy);

The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies ALL of the following criteria:

The company maintains the following counterbalancing features:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

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RISKMETRICS Group                                            www.riskmetrics.com

          - serves as liaison between the chairman and the independent directors;

          -    approves information sent to the board;

          -    approves meeting agendas for the board;

          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

          -    has the authority to call meetings of the independent directors;

          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All independent key committees;

     -    Established governance guidelines;

     - A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

     - The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

          -    Egregious compensation practices;

          - Multiple related-party transactions or other issues putting director independence at risk;

          -    Corporate and/or management scandals;

          -    Excessive problematic corporate governance provisions; or

          - Flagrant board or management actions with potential or realized negative impact on shareholders.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

     -    a classified board structure;

     -    a supermajority vote requirement;

     - majority vote standard for director elections with no carve out for contested elections;

     -    the inability of shareholders to call special meetings;

     -    the inability of shareholders to act by written consent;

     -    a dual-class structure; and/or

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RISKMETRICS Group                                            www.riskmetrics.com

     -    a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     - The election of fewer than 50% of the directors to be elected is contested in the election;

     -    One or more of the dissident's candidates is elected;

     -    Shareholders are not permitted to cumulate their votes for directors;
          and

     - The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has

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RISKMETRICS Group                                            www.riskmetrics.com

adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

     -    the trigger (NOL pills generally have a trigger slightly below 5%);

     -    the value of the NOLs;

     -    the term;

     - shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

     -    other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

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RISKMETRICS Group                                            www.riskmetrics.com

     - VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

REINCORPORATION PROPOSALS

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

     -    Reasons for reincorporation;

     - Comparison of company's governance practices and provisions prior to and following the reincorporation; and

     -    Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/ rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

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RISKMETRICS Group                                            www.riskmetrics.com

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

PREFERRED STOCK

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/ rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

     - The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

     - The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

     -    The plan is a vehicle for poor pay practices.

POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

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RISKMETRICS Group                                            www.riskmetrics.com

     - Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

     -    Excessive perks/tax reimbursements:

               - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

               - Reimbursement of income taxes on executive perquisites or other payments;

               - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

     Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

     - Egregious pension/SERP (supplemental executive retirement plan) payouts:

               - Inclusion of additional years of service not worked that result in significant payouts;

               - Inclusion of performance-based equity awards in the pension calculation;

     -    New CEO with overly generous new hire package:

               -    Excessive "make whole" provisions;

               -    Any of the poor pay practices listed in this policy;

     -    Excessive severance and/or change in control provisions:

               - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

               - Payments upon an executive's termination in connection with performance failure;

               - Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

               - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

               - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

               - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

               - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

     - Dividends or dividend equivalents paid on unvested performance shares or units;

     -    Poor disclosure practices:

          - Unclear explanation of how the CEO is involved in the pay setting process;

          -    Retrospective performance targets and methodology not discussed;

          - Methodology for benchmarking practices and/or peer group not disclosed and explained;

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RISKMETRICS Group                                            www.riskmetrics.com

     -    Internal Pay Disparity:

          - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

     -    Options backdating (covered in a separate policy);

     - Other excessive compensation payouts or poor pay practices at the company.

OTHER COMPENSATION PROPOSALS AND POLICIES

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

     RELATIVE CONSIDERATIONS:

     - Assessment of performance metrics relative to business strategy, as discussed and explained in the CD& A;

     - Evaluation of peer groups used to set target pay or award opportunities;

     - Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

     - Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

     DESIGN CONSIDERATIONS:

     -    Balance of fixed versus performance-driven pay;

     - Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

     COMMUNICATION CONSIDERATIONS:

     - Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

     - Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

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RISKMETRICS Group                                            www.riskmetrics.com

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

OTHER SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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

RISKMETRICS Group                                            www.riskmetrics.com

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

     - Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

          -    Rigorous stock ownership guidelines, or

          - A holding period requirement coupled with a significant long-term ownership requirement, or

          -    A meaningful retention ratio,

     - Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

     - Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

OVERALL APPROACH

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     - Whether adoption of the proposal is likely to enhance or protect shareholder value;

     - Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     - The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     - Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     - Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     - Whether the company's analysis and voting recommendation to shareholders are persuasive;

     - What other companies have done in response to the issue addressed in the proposal;

     - Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     - Whether implementation of the proposal's request would achieve the proposal's objectives;

     - Whether the subject of the proposal is best left to the discretion of the board;

     - Whether the requested information is available to shareholders either from the company or from a publicly available source; and

2009 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary


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

RISKMETRICS Group                                            www.riskmetrics.com

     - Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

GENETICALLY MODIFIED INGREDIENTS

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRODUCT REIMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

     - The nature of the company's business and the potential for reputational and market risk exposure;

     -    The existing disclosure of relevant policies;

     -    Deviation from established industry norms;

     - The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     - Whether the proposal focuses on specific products or geographic regions; and

     -    The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

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

RISKMETRICS Group                                            www.riskmetrics.com

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

CLIMATE CHANGE

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

     - The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

     - The company's level of disclosure is at least comparable to that of industry peers; and

     - There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

     - Significant controversies, fines, or litigation surrounding a company's public policy activities,

     -    The company's current level of disclosure on lobbying strategy, and

     - The impact that the policy issue may have on the company's business operations.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATION SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

2009 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary


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

RISKMETRICS Group                                            www.riskmetrics.com

LABOR AND HUMAN RIGHTS STANDARDS

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

     - The degree to which existing relevant policies and practices are disclosed;

     - Whether or not existing relevant policies are consistent with internationally recognized standards;

     - Whether company facilities and those of its suppliers are monitored and how;

     - Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     - Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

     - Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

     -    The scope of the request; and

     -    Deviation from industry sector peer company standards and practices.

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

2009 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.

INFORMATION PROVIDED AS OF JANUARY 8, 2010.

There is no one individual primarily responsible for portfolio management decisions for the Registrant. Fixed Income Discount Advisory Company ("FIDAC") serves as the Registrant's investment sub-adviser, making investment decisions for the Registrant. Investments are made under the direction of a team of FIDAC professionals led by the individuals described below. Investment decisions are made in a consultative manner following discussions among some or all of the individuals described below.

                                                            Length of
             Name                    Title with FIDAC        Service       Business Experience Past 5 Years
             ----                    ----------------       ---------      --------------------------------
1.   Wellington Denahan-Norris   Chief Investment Officer    15 years   Been with FIDAC since its inception in
                                                                        1994

2.   Eric Szabo                  MD, Chief Risk Officer       5 years   FIDAC since 2004; Times Square Capital
                                                                        Management from 2001-2004

3.   Rose-Marie Lyght            MD, Co-Head Portfolio       10 years   FIDAC since 1999
                                 Management

4.   Kristopher Konrad           MD, Co-Head Portfolio       12 years   FIDAC since 1997
                                 Management

5.   James Fortescue             MD, Head of Liabilities     13 years   FIDAC since 1996

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF OCTOBER 31, 2009.

                                                                         # of Accounts    Total Assets
                                                                          Managed for       for which
  Name of Portfolio                              Total # of              which Advisory   Advisory Fee
     Manager or                                   Accounts     Total    Fee is Based on    is Based on
    Team Member*          Type of Accounts*        Managed     Assets     Performance      Performance
  -----------------       -----------------      ----------    ------   ---------------   ------------
1.  Wellington         Registered Investment          0          $0            0               $0
Denahan-Norris         Companies:
                       Other Pooled Investment        7        $12.6           0               $0
                       Vehicles:                              billion
                       Other Accounts:                1         $1.3           0               $0
                                                              billion

2. Eric Szabo          Registered Investment          0          $0            0               $0
                       Companies:
                       Other Pooled Investment        1         $960           0               $0
                       Vehicles:                              million
                       Other Accounts:                0          $0            0               $0

3. Rose-Marie Lyght    Registered Investment          0          $0            0               $0
                       Companies:
                       Other Pooled Investment        0          $0            0               $0
                       Vehicles:
                       Other Accounts:                0          $0            0               $0

4. Kristopher Konrad   Registered Investment          0          $0            0               $0
                       Companies:
                       Other Pooled Investment        1         $1.6           0               $0
                       Vehicles:                              billion
                       Other Accounts:                0          $0            0               $0

5. James Fortescue     Registered Investment          0          $0            0               $0
                       Companies:
                       Other Pooled Investment        7         $12.6          0               $0
                       Vehicles:                              billion
                       Other Accounts:                1         $1.3           0               $0
                                                              billion

* Each of the Portfolio Managers set forth in the above table also have responsibility for the day-to-day management of Annaly Capital Management, Inc., a New York Stock Exchange-listed real estate investment trust which, at September 30, 2009, owned and managed a portfolio of approximately $67.5 billion in residential mortgage-backed securities.

POTENTIAL CONFLICTS OF INTERESTS

     As shown in the table above, certain Portfolio Managers may manage other accounts with investment strategies similar to the Registrant. Fees earned by FIDAC may vary among these accounts. Such management of other accounts could create conflicts of interest if a Portfolio Manager identified a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, FIDAC believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular Portfolio Manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; (ii) the securities in which the Registrant will invest are typically highly rated liquid securities; and
     (iii) these Portfolio Managers do not invest personally in any of these accounts. In addition, pursuant to FIDAC's policies, Portfolio Managers cannot invest in a FIDAC-managed account other than, with the permission of FIDAC's chief compliance officer, one which is listed on an exchange or one which owns equities rather than agency mortgage-backed securities. Moreover, FIDAC has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF OCTOBER 31, 2009.

     The Portfolio Managers receive all of their compensation from FIDAC and its parent company, Annaly Capital Management, Inc. ("Annaly"). Compensation is paid in the form of base salary as well as, subject to the approval of Annaly's compensation committee, an annual bonus. The sum of the base salary plus the bonus, if approved, is intended to be an amount equal to a multiple of Annaly's book value.

     The base salary and potential bonus is determined pursuant to employment contracts. Any discretionary bonuses are determined by Annaly's compensation committee after consideration of several factors including but not necessarily limited to:

               (a)  Individual performance;

               (b)  Annaly's overall performance; and

               (c) Other factors the compensation committee determines to be appropriate.

     Any discretionary bonuses are determined by Annaly's compensation committee after consideration of several factors including but not necessarily limited to:

               (a)  Individual performance;

               (b)  Annaly's overall performance; and

               (c) Other factors the compensation committee determines to be appropriate.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF OCTOBER 31, 2009.

                            Dollar Range of Fund Shares
           Name                  Beneficially Owned
           ----             ---------------------------
Wellington Denahan-Norris                $0
Eric Szabo                               $0
Rose-Marie Lyght                         $0
Kristopher Konrad                        $0
James Fortescue                          $0

(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Trust/FIDAC Mortgage Income Fund


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 23, 2009


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date December 23, 2009

* Print the name and title of each signing officer under his or her signature.